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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                         Caldera International, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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PROXY                  CALDERA INTERNATION, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Ransom H. Love and J. Harrison Colter as Proxies with full power of substitution, and hereby appoints them to represent AND VOTE, AS DESIGNATED BELOW, ALL SHARES OF Common Stock of the Company held of record by the undersigned on January 17, 2002, at the Annual Meeting of Stockholders to be held at 355 South 520 West, Suite 100 Lindon, UT 84042, at 9:00 a.m. (local time), or at any adjournment thereof.

1. Proposal to elect eight members to the Board of Directors to serve until their successors have been appointed and are qualified.

   / / FOR      / / AGAINST      / / ABSTAIN

2. Proposal to approve the appointment of Arthur Andersen LLP as the independent public accountants of the Company for the year ended October 31, 2002.

   / / FOR      / / AGAINST      / / ABSTAIN

3. Proposal to approve a consolidation of the issued and outstanding common stock of the Company whereby each four shares currently outstanding would thereafter represent a single share of common stock.

   / / FOR      / / AGAINST      / / ABSTAIN

4. Proposal to approve an amendment to the 1999 Omnibus Stock Incentive Plan to increase the number of shares of common stock subject to awards under the Plan by 2,500,000 and to modify the formula award program for directors of the Company.

   / / FOR      / / AGAINST      / / ABSTAIN

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 4.

Please sign and date this Proxy where shown below and return it promptly.

Signed: ______________________ Signed: ______________________ Date: ________

Note: Please sign above exactly as the shares are registered. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized